UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2017 (November 6, 2017)
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)

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Maryland	000-55791	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8329 W. Sunset Road, Suite 210
Las Vegas, Nevada 89113
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (702) 820-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 8, 2017, VICI Properties Inc. (the “Company”) announced that Elizabeth I. Holland has been appointed to the Company’s Board of Directors (“Board”) as an independent director, subject to the receipt of all customary regulatory approvals. The Board also appointed Ms. Holland to serve on the Company’s Audit and Finance Committee, subject to the receipt of all customary regulatory approvals. With the addition, the Company’s Board has expanded to include seven members, six of whom are independent. Ms. Holland will be compensated in accordance with the Company’s standard compensation policies and practices for the Board.
Upon Ms. Holland’s receipt of all customary regulatory approvals and formal appointment to the Board and Audit and Finance Committee, Michael Rumbolz will no longer serve on the Company’s Audit and Finance Committee.
On November 8, 2017, the Company issued a press release announcing the appointment of Ms. Holland to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01. Other Events.
On November 6, 2017, the Company completed the mandatory conversion of all of the Company’s Series A Convertible Preferred Stock into an aggregate of 51,433,692 shares of the Company’s common stock and all of the junior tranche of mezzanine debt issued by a subsidiary of the Company, in the principal amount of $250.0 million, into an aggregate of 17,630,700 shares of the Company’s common stock (together, the “Mandatory Conversions”). Following completion of the Mandatory Conversions, the Company has 246,224,886 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.
On November 8, 2017, the Company issued a press release announcing the completion of the Mandatory Conversions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 8, 2017.

99.2	Press release dated November 8, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: November 8, 2017	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer and Treasurer